                                                                    EXHIBIT 10.2

                       AMENDMENT NO. 1 and CONSENT NO. 1
                       ---------------------------------


          AMENDMENT NO. 1 and CONSENT NO. 1 (this "Amendment"), dated as of
                                                   ---------
December 1, 1997, to the Revolving Credit Agreement (the "Revolving Credit
                                                          ----------------
Agreement"), dated as of October 24, 1997, by and among TOTAL RENAL CARE
---------
HOLDINGS, INC., a Delaware corporation (the "Borrower"), the lenders party
                                             --------
thereto (the "Lenders"), DLJ CAPITAL FUNDING, INC., as Syndication Agent (the
              -------
"Syndication Agent"), FIRST UNION NATIONAL BANK, as Documentation Agent, and THE
------------------
BANK OF NEW YORK, as administrative agent (the "Administrative Agent").
                                                --------------------

                                    RECITALS
                                    --------

      XII. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Revolving Credit Agreement.

      XIII. The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Revolving Credit Agreement upon the terms and conditions contained herein, and the Administrative Agent and the Required Lenders are willing to so agree.

      Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      A. Section 1.1 of the Revolving Credit Agreement is amended by adding the following definitions in their appropriate alphabetical order:

            "5-5/8% Indenture": the Indenture, dated as of June 12, 1996,
             ----------------
     between RTC and PNC Bank, National Association, as trustee, pursuant to which RTC issued the 5-5/8% Notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

            "5-5/8% Notes": the 5-5/8% Convertible Subordinated Notes, due 2006,
             ------------
      issued by RTC pursuant to the 5-5/8% Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

            "Merger Agreement": the Agreement and Plan of Merger, dated as of
             ----------------
      November 18, 1997, by and among the Borrower, Newco and RTC, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

            "Newco": Nevada Acquisition Corp., a Delaware corporation and a
             -----
      wholly-owned Subsidiary of the Borrower (prior to the consummation of the Permitted Merger).

            "Permitted Merger": the merger of Newco into and with RTC (with RTC
             ----------------
      being the survivor)
      pursuant to the terms and conditions of the Merger Agreement as permitted by Section 8.5(k).

        "RTC": Renal Treatment Centers, Inc., a Delaware corporation and a
         ---
      wholly-owned Subsidiary of the Borrower (after the consummation of the Permitted Merger).

        "RTC Loan Agreement": the Sixth Amended and Restated Loan Agreement,
         ------------------
      dated as of September 26, 1997, among RTC, the lenders party thereto, First Union National Bank, as agent, CoreStates Bank, N.A., as documentation agent, and such other institutions identified therein as co-agents, and all other documents executed in connection therewith, as each such loan agreement or other document may have been amended, supplemented or otherwise modified.

      B. Section 2.7(e)(ii) of the Revolving Credit Agreement is amended by inserting the phrase "(to an amount not less than zero)" immediately after the word "reduced" contained in the eighth line of such Section 2.7(e)(ii).

      C. Section 8.1 of the Revolving Credit Agreement is amended by (a) deleting the word "and" immediately before clause (xiv) of such Section 8.1, and
(b) inserting the following immediately prior to the period at the end of such
Section 8.1:

          , (xv) Indebtedness of RTC under the 5-5/8% Indenture and the 5-5/8% Notes, and (xvi) such other Indebtedness of RTC and its Subsidiaries existing on the date the Permitted Merger is consummated in an aggregate amount not to exceed $10,000,000.

      D. Section 8.2 of the Revolving Credit Agreement is amended by (a) deleting the word "and" immediately before clause (xi) of such Section 8.2, and
(b) inserting the following immediately prior to the period at the end of such
Section 8.2:

          , and (xii) Liens to secure Indebtedness permitted by Section 8.1(xvi), provided that such Liens shall be limited to Liens on the Property acquired in connection with the Permitted Merger.

      E. Section 8.3 of the Revolving Credit Agreement is amended by (a) deleting the word "and" immediately before clause (ii) of such Section 8.3, and
(b) inserting the following immediately prior to the period at the end of such
Section 8.3:

             , and (iii) any Permitted Acquisition or the Permitted Merger.

      F. Section 8.5 of the Revolving Credit Agreement is amended by (a) deleting the word "and" immediately after clause (i) of such Section 8.5, and
(b) inserting the following immediately prior to the period at the end of clause
(j) of such Section 8.5:

        (k) the Permitted Merger, provided that on or prior to the date the Permitted Merger is consummated:

          (A) a certificate signed by the chief financial officer of the Borrower (or such other officer as shall be acceptable to the Administrative Agent) shall have been delivered to the Administrative Agent and the Lenders (i) certifying to the effect that immediately before and after giving effect thereto (1) the representations and warranties contained in the Loan Documents and the Merger Agreement shall be true and correct, and (2) no Event of Default shall exist, (ii) certifying that the RTC Loan Agreement has been terminated, all Indebtedness thereunder has been repaid in full with the proceeds of Revolving Credit Loans, all commitments thereunder have been terminated, and all Liens and guaranties securing or guarantying any Indebtedness under the RTC Loan Agreement have been released,
             (iii) certifying that the Permitted Merger has been consummated in accordance with the terms and provisions of the Merger Agreement, and (iv) setting forth calculations on a pro-forma basis showing compliance with Sections 7.11 through 7.15, and

             (B) the provisions of Section 7.11(a) shall have been satisfied notwithstanding the 30 day period contained in the first line of such Section 7.11(a); and

             (l) Investments of RTC and its Subsidiaries existing on the date the Permitted Merger is consummated as set forth on Schedule 8.5A.

      G. Section 8.9 of the Revolving Credit Agreement is amended by (a) amending and restating the heading of such Section in its entirety as follows:
"Amendments, Etc. of Certain Documents", and (b) adding new subsections (d) and
--------------------------------------
(e) to such Section 8.9 as follows:

            (d) Amend or otherwise modify, or permit RTC so to do, the 5-5/8% Indenture or the 5-5/8% Notes in any way that would adversely affect the interests of the Administrative Agent and the Lenders under any of the Loan Documents, provided, however, that the Borrower and RTC shall be permitted to enter into a supplemental indenture (in form and substance satisfactory to the Administrative Agent and the Syndication Agent) with respect to the 5-5/8% Indenture executed in connection with the Permitted Merger.

           (e) Amend or otherwise modify, or permit any of its Subsidiaries so to do, any material term or provision of the Merger Agreement without the consent of the Administrative Agent and the Syndication Agent, provided, however, that if such amendment or other modification would in any way materially adversely affect the interests of the Administrative Agent and the Lenders under any of the Loan Documents, the consent of the Administrative Agent, the Syndication Agent and the Required Lenders shall be required.

      H. Section 8.11 of the Revolving Credit Agreement is amended by (a) inserting the phrase "or the Permitted Merger" immediately prior to the semi-colon appearing at the end of clause (a) of such Section 8.11, and (b) deleting clause (e) of such Section 8.11 in its entirety and inserting in its place the following:

                     (e) the Borrower may issue additional Stock; and

                     (f) pursuant to the terms of the 5-5/8% Indenture and the
                         5-5/8% Notes;

      provided, however, that all Stock issued pursuant to this Section shall constitute common stock with no mandatory dividend, redemption or similar requirement, or warrants, options or other equivalents (however designated) to acquire such common stock.

      I. The Schedules to the Revolving Credit Agreement are amended by adding thereto Schedule 8.5A in substantially the form of Schedule 8.5A attached hereto.

      J. The Administrative Agent and the Lenders consent to the amendment of the Term Loan Facility substantially in the form of Exhibit A attached hereto (the "Term Loan Amendment").
      -------------------

      K. Paragraphs 1 - 10 of this Amendment shall not be effective until such date as each of the following conditions shall have been satisfied:

          1. The Administrative Agent shall have received a certificate of an Authorized Signatory of the Borrower attaching a true, complete and correct copy of the fully executed Merger Agreement.

          2. The Term Loan Amendment shall have become effective, and the Administrative Agent shall have received a certificate of an Authorized Signatory of the Borrower attaching a true, complete and correct copy of the fully executed Term Loan Amendment.

          3. The Borrower shall have paid the reasonable fees and disbursements of Special Counsel which shall have accrued up to the date hereof.

      L. On the date hereof, each Credit Party hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, and (c) represents and warrants that no Default or Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Loan Documents to which it is a party is true and correct with the same effect as though such representation and warranty had been made on the date hereof.

      M. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

      N. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

      O. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                         TO REVOLVING CREDIT AGREEMENT


        AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                                  TOTAL RENAL CARE HOLDINGS, INC.


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________


                                  THE BANK OF NEW YORK,
                                  Individually, as the Letter of Credit Issuer, as the Swing Line Lender and as Administrative Agent


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________



                                  DLJ CAPITAL FUNDING, INC.,
                                  Individually and as Syndication Agent

                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________



                                  FIRST UNION NATIONAL BANK,
                                  Individually and as Documentation Agent


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                         TO REVOLVING CREDIT AGREEMENT



                                  ABN AMRO BANK N.V.


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________




                                  ALLIED IRISH BANKS, P.L.C.,
                                  CAYMAN ISLANDS BRANCH


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________

                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________



                                  BANK LEUMI TRUST COMPANY OF NEW YORK

                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________



                                  BANKBOSTON N.A.



                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                         TO REVOLVING CREDIT AGREEMENT


                                  Title:
                                        ______________________________________


                                  BANK OF MONTREAL


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________


                                  THE BANK OF NOVA SCOTIA

                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________




                                  BANQUE NATIONALE DE PARIS


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                         TO REVOLVING CREDIT AGREEMENT



                                  BANQUE PARIBAS

                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________



                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________



                                  CITY NATIONAL BANK


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________


                                  CORESTATES BANK N.A.


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________
                                  Title:
                                        ______________________________________



                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________

                                  Title:
                                        ______________________________________



                                  DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                  ISLANDS BRANCHES

                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                         TO REVOLVING CREDIT AGREEMENT



                                  Title:
                                        ______________________________________


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________

                                  Title:
                                        ______________________________________




                                  DRESDNER BANK AG, NEW YORK BRANCH AND GRAND
                                  CAYMAN BRANCH


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________

                                  Title:
                                        ______________________________________




                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________

                                  Title:
                                        ______________________________________



                                  FLEET NATIONAL BANK



                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________

                                  Title:
                                        ______________________________________



                                  THE FUJI BANK, LIMITED


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________

                                  Title:
                                        ______________________________________



                                  HIBERNIA NATIONAL BANK


                                  By:
                                        ______________________________________
                                  Name:
                                        ______________________________________

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                         TO REVOLVING CREDIT AGREEMENT


                                  Title:
                                        ______________________________________



                                  THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                  LOS ANGELES AGENCY


                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Ttitle:
                                          ______________________________________



                                  LONG TERM CREDIT BANK OF JAPAN, LTD.

                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________


                                  MELLON BANK, N.A.


                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________




                                  MICHIGAN NATIONAL BANK


                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                         TO REVOLVING CREDIT AGREEMENT




                                  THE MITSUBISHI TRUST AND BANKING CORPORATION


                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________



                                  NATIONAL CITY BANK OF KENTUCKY

                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________



                                  COOPERATIEVE CENTRALE
                                  RAIFFEISEN - BOERENLEENBANK B.A,
                                  "RABOBANK NEDERLAND", NEW YORK
                                  BRANCH


                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________


                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________



                                  ROYAL BANK OF CANADA

                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________




                                  THE ROYAL BANK OF SCOTLAND PLC

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                         TO REVOLVING CREDIT AGREEMENT



                                  By:
                                          ______________________________________
                                  Name:
                                          ______________________________________
                                  Title:
                                          ______________________________________



                                  THE SAKURA BANK, LIMITED


                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________
                                  THE SANWA BANK, LIMITED


                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________


                                  SOCIETE GENERALE

                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________



                                  THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH

                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________


                                  By:
                                          ____________________________________
                                  Name:
                                          ____________________________________
                                  Title:
                                          ____________________________________

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                         TO REVOLVING CREDIT AGREEMENT


                                  THE SUMITOMO TRUST & BANKING CO., LTD., NEW
                                  YORK BRANCH



                                  By:
                                         _____________________________________
                                  Name:
                                         _____________________________________
                                  Title:
                                         _____________________________________


                                  SUNTRUST BANK, NASHVILLE, N.A.

                                  By:
                                         _____________________________________
                                  Name:
                                         _____________________________________
                                  Title:
                                         _____________________________________


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:
                                         _____________________________________
                                  Name:
                                         _____________________________________
                                  Title:
                                         _____________________________________


                                  U.S. BANK NATIONAL ASSOCIATION


                                  By:
                                         _____________________________________
                                  Name:
                                         _____________________________________
                                  Title:
                                         _____________________________________


AGREED AND CONSENTED TO:


TOTAL RENAL CARE, INC.


By:
   ------
Name:
     ----

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                         TO REVOLVING CREDIT AGREEMENT

Title:
       -----

TRC WEST, INC.


By:
      -----
Name:
      -----

Title:
      -----

TRC ACQUISITION CORP.


By:
      -----
Name:
      -----

Title:
      -----